                    FIRESTONE FINANCIAL CORP. AND SUBSIDIARY
                           CONSOLIDATED BALANCE SHEETS
                                   (Unaudited)

                                                       September 30,       December 31,
ASSETS                                                      1997               1996
------                                                 -------------       ------------

CASH                                                   $      20,927      $     193,652

NOTES RECEIVABLE                                          81,816,599         79,622,175

FINANCE LEASE RECEIVABLES                                  3,466,862          2,810,578
                                                        ------------       ------------

         TOTAL RECEIVABLES                                85,283,461         82,432,753

LESS - ALLOWANCE FOR CREDIT LOSSES                         1,650,016          1,779,750
                                                        ------------       ------------

         NET RECEIVABLES                                  83,633,445         80,653,003

OTHER ASSETS                                               1,446,135          1,966,777
                                                        ------------       ------------

                                                       $  85,100,507      $  82,813,432
                                                        ============       ============

         LIABILITIES AND STOCKHOLDERS' EQUITY
         ------------------------------------

NOTES PAYABLE TO BANKS                                 $  65,439,237      $  61,775,719

ACCOUNTS PAYABLE AND ACCRUED EXPENSES                      4,336,151          3,178,730

ACCRUED INCOME TAXES                                          42,930             82,027

DEALER RESERVES                                              992,213            344,930

SUBORDINATED NOTES PAYABLE                                                    4,000,000
                                                        ------------       ------------

         TOTAL LIABILITIES                                70,810,531         69,381,406

STOCKHOLDERS' EQUITY

  Common stock, $0.01 par value, 2,750,000 shares
   authorized, 2,000,000 shares outstanding                   20,000             20,000
  Additional paid-in-capital                               1,231,000          1,231,000
  Retained earnings                                       13,038,976         12,181,026
                                                        ------------       ------------

         TOTAL STOCKHOLDERS' EQUITY                       14,289,976         13,432,026
                                                        ------------       ------------

                                                       $  85,100,507      $  82,813,432
                                                        ============       ============

   The accompanying notes are an integral part of these financial statements.

                    FIRESTONE FINANCIAL CORP. AND SUBSIDIARY
                        CONSOLIDATED STATEMENTS OF INCOME
                                   (Unaudited)

                                                           Three Months Ended                  Nine Months Ended
                                                              September 30,                      September 30,
                                                   -------------------------------       -----------------------------
                                                       1997               1996              1997              1996
                                                   ------------        -----------       -----------       -----------
INTEREST AND FEE INCOME:

  Interest and fees on loans                       $  2,639,669        $ 2,657,325       $ 7,783,444       $ 7,915,420
  Finance lease income and related fees                 127,116            135,398           415,737           371,842
                                                   ------------        -----------       -----------       -----------
      Total interest income                           2,766,785          2,792,723         8,199,181         8,287,262

INTEREST EXPENSE                                      1,250,726          1,321,677         3,637,142         3,850,381
                                                   ------------        -----------       -----------       -----------

Net interest income                                   1,516,059          1,471,046         4,562,039         4,436,881

PROVISION FOR CREDIT LOSSES                                                 48,000                             144,000
                                                   ------------        -----------       -----------       -----------
      Net interest income after
       provision for credit losses                    1,516,059          1,423,046         4,562,039         4,292,881

NONINTEREST INCOME:
  Other income                                          250,275            286,751           947,994           751,726
                                                   ------------        -----------       -----------       -----------
      Total noninterest income                          250,275            286,751           947,994           751,726

NONINTEREST EXPENSE:
  Salaries and wages                                    565,432            667,196         1,699,070         1,892,991
  Merger related expenses                               714,150                              714,150
  Other operating expenses                              391,890            295,993         1,290,396           874,539
                                                   ------------        -----------       -----------       -----------
      Total noninterest expense                       1,671,472            963,189         3,703,616         2,767,530

      Income before provision
       for income taxes                                  94,862            746,608         1,806,417         2,277,077

PROVISION FOR INCOME TAXES                              304,064            302,721           948,467           918,650
                                                   ------------        -----------       -----------       -----------

      Net income                                       (209,202)           443,887           857,950         1,358,427

RETAINED EARNINGS, beginning of year                 12,181,026         12,181,026        12,181,026        12,181,026
                                                   ------------        -----------       -----------       -----------
RETAINED EARNINGS, end of year                     $ 11,971,824        $12,624,913       $13,038,976       $13,539,453
                                                   ============        ===========       ===========       ===========

   The accompanying notes are an integral part of these financial statements.

                    FIRESTONE FINANCIAL CORP. AND SUBSIDIARY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS
                                   (Unaudited)

                                                                    Nine Months Ended September 30,
                                                                      1997                     1996
                                                                 -------------             ------------
CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                       $     857,950             $  1,358,427
Adjustments to reconcile net income
to net cash provided by operating activities:
  Loss on writedown of assets                                           26,033                    4,473
  Depreciation and amortization                                         86,774                   77,454
  Amortization of residual value                                      (302,605)                (244,805)
  Provision for credit losses                                                                   144,000
  Income from real estate joint venture                                (66,978)
Changes in assets and liabilities
  Increase in equipment held for re-lease                              (52,439)                 (28,252)
  Decrease in other assets                                             169,386                  116,915
  Increase (decrease) in accounts payable and accruals               1,157,421                 (335,295)
  Increase (decrease) in accrued income taxes                          235,903                 (664,729)
  Increase (decrease) in dealers' reserves                             647,283                 (418,622)
                                                                 -------------             ------------
   Net cash provided by operating activities                         2,758,728                    9,566

CASH FLOWS FROM INVESTING ACTIVITIES:
Proceeds from sales of leases and loans                                376,684                  784,478
Leases funded to customers                                          (2,157,086)              (1,875,520)
Loans made to customers                                           (107,783,626)             (90,869,303)
Lease principal payments                                             1,794,382                2,473,324
Loan principal repayments                                          105,091,809               87,243,370
Equipment and leasehold improvements purchased                         (29,971)                 (30,374)
Distributions received from real estate joint venture                  112,837                   36,068
                                                                 -------------             ------------
   Net cash used in investing activities                            (2,594,971)              (2,237,957)

CASH FLOWS FROM FINANCING ACTIVITIES:
Proceeds from notes payable                                         58,155,559               64,252,424
Repayment of notes payable to banks                                (54,492,041)             (62,098,573)
Repayment of 1995 subordinated notes payable                        (4,000,000)
                                                                 -------------             ------------
   Net cash (used in) provided by financing activities                (336,482)               2,153,851

NET DECREASE IN CASH                                                  (172,725)                 (74,540)

CASH AT BEGINNING OF YEAR                                              193,652                  102,625
                                                                 -------------             ------------

CASH AT SEPTEMBER 30, 1997 AND 1996                              $      20,927             $     28,085
                                                                 =============             ============

SUPPLEMENTAL DISCLOSURES OF
CASH FLOW INFORMATION:
  Cash paid during the period for:
   Interest                                                      $   3,946,924             $  4,117,317
                                                                 =============             ============
   Income taxes                                                  $     792,071             $  1,583,380
                                                                 =============             ============

The accompanying notes are an integral part of these consolidated financial statements.

                    FIRESTONE FINANCIAL CORP. AND SUBSIDIARY
                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

(1)     Basis of Presentation

               The consolidated financial statements of Firestone Financial Corp. and its subsidiary (the "Company") included herein have been prepared by the Company, without audit. Certain information and footnote disclosure normally included in financial statements prepared in accordance with generally accepted accounting principles have been condensed or omitted. In the opinion of management, the financial statements reflect all adjustments (consisting primarily of normal recurring accruals) necessary for a fair presentation of such information. The financial statements should be read in conjunction with the Company's financial statements and notes thereto for the fiscal year ended December 31, 1996. The results of operations for the three and nine months ended September 30, 1997 and 1996 are not necessarily indicative of the results of operations for the full year or any other interim period.

(2)     Merger of the Company

               Subsequent to September 30, 1997, on October 15, 1997, the Company was acquired by UST Corp. The transaction was accounted for as a pooling of interests and was structured as a tax-free exchange of 0.59 shares of UST Corp. common stock for each of the 2.0 million issued and outstanding shares of Company common stock. As all of the regulatory contingencies related to consummation of the transaction were satisfied as of September 30, 1997, the Company recorded a one-time charge in the amount of $714 thousand in nonrecurring costs associated with the transaction.